UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  August 15,2004


                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1

              (Exact name of registrant as specified in its charter)

New York (governing law of           333-82716-02       51-6555101
Sales and Servicing Agreement)       (Commission
(State or other                      File Number)
jurisdiction                                            IRS EIN
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On August 15, 2004 a distribution was made to holders of MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                      Description

           EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the August 15, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   8/19/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the August 15, 2004 distribution.





                   EX-99.1

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Morgan Stanley Auto Loan Trust 2004-HB1




Record Date:            8/14/04
Distribution Date:      8/15/04


Morgan Stanley Auto Loan Trust 2004-HB1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529




                        Morgan Stanley Auto Loan Trust 2004 HB-1



                        Certificateholders Distribution Summary



                        Beginning       Interest        Interest        Principal       Ending          Total
Class   Cusip           Principal       Distribution    Carryover       Distribution    Principal       Distribution
                        Balance         Amount          Shortfall       Amount          Balance
A-1     61747RAF7       141,361,885.32  156,676.09      0.00            26,991,960.54   114,369,924.78  27,148,636.63
A-2     61747RAG5       165,450,000.00  264,720.00      0.00                     0.00   165,450,000.00     264,720.00
A-3     61747RAH3       174,400,000.00  383,680.00      0.00                     0.00   174,400,000.00     383,680.00
A-4     61747RAJ9       187,285,000.00  519,715.88      0.00                     0.00   187,285,000.00     519,715.88
B       61747RAK6        25,000,000.00   63,541.67      0.00                     0.00    25,000,000.00      63,541.67
C       61747RAL4        28,710,000.00   68,904.00      0.00                     0.00    28,710,000.00      68,904.00
D       61747RAM2        13,940,000.00   63,891.67      0.00                     0.00    13,940,000.00      63,891.67
Certificates                       n/a         n/a       n/a                     0.00              n/a           0.00




        Pool Factors

                        Beginning       Interest        Interest        Principal       Ending          Interest
        Class           Note Pool       Distribution    Carryover       Distribution    Note Pool       Rate
                        Factor          per 1000        per 1000        per 1000        Factor
        A-1             0.6274385       0.6954110       0.0000000       119.8045297     0.5076339       1.33%
        A-2             1.0000000       1.6000000       0.0000000         0.0000000     1.0000000       1.92%
        A-3             1.0000000       2.2000000       0.0000000         0.0000000     1.0000000       2.64%
        A-4             1.0000000       2.7750000       0.0000000         0.0000000     1.0000000       3.33%
        B               1.0000000       2.5416667       0.0000000         0.0000000     1.0000000       3.05%
        C               1.0000000       2.4000000       0.0000000         0.0000000     1.0000000       2.88%
        D               1.0000000       4.5833333       0.0000000         0.0000000     1.0000000       5.50%





Collections
        Principal Collections                                                                   24,913,335.05
        Interest Collections                                                                     3,997,137.23
        Recoveries and Liquidation Proceeds                                                        246,836.84
        Purchase Amounts and Advance Amounts from servicer                                         211,779.91
        Total Collections Amount                                                                29,369,089.03





Disbursements                                                           per 1000 Original   Principal Balance
        Servicing Fee                                                           0.7554309          619,517.55
        Servicing Reimbursement Amount                                          0.2858220          234,398.31
        Owner Trustee Fee                                                       0.0010162              833.33
        Indenture Trustee Fee                                                   0.0015242            1,250.00
        Note Interest Distribution                                              1.8548435        1,521,129.30
        Regular Principal Allocation                                            27.7534491      22,760,187.29
        First Allocation of Principal                                           0.0000000                0.00
        Second Allocation of Principal                                          0.0000000                0.00
        Third Allocation of Principal                                           5.1601642        4,231,773.25
        Total Distribution Amount                                                               29,369,089.03




        Pool Balance (beginning of Collection Period)                                          743,421,059.51

        Pool Balance (end of Collection Period)                                                717,975,112.07

        Overcollateralization Target Amount for next Distribution Date                          14,359,502.24
        Overcollateralization Amount                                                             8,820,187.29


        Delinquency                                     Principal
                                Period          Number  Balance         Percentage
                                30 - 59 days    308     4,737,260.24    0.66%
                                60 - 89 days     75     1,219,936.84    0.17%
                                90 + days        49       765,628.20    0.11%
                                Totals          432     6,722,825.28    0.94%

        Pool Delinquency Percentage as of related Determination Date                                     0.77%

        Repossessed Receivables                                                 87                ,470,498.00

        Defaulted Receivables or Repurchased Receivables                                           531,477.38

        Receivables granted extensions                                          562              8,791,576.90

        Repurchase Amounts                                                                               0.00

        Realized Losses                                                                            302,924.22
        Cram Down Losses                                                                             1,131.04

        Cumulative Net Loss Ratio as of related Determination Date                                       0.07%
        Six-Month Annualized Net Loss Ratio as of related Determination Date                             0.24%
        Three-Month Annualized Net Loss Ratio as of related Determination Date                           0.31%

                        WAC                             6.47
                        WAM                             52.00






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